UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2025

Central Index Key Number of the issuing entity: 0002063021

Wells Fargo Commercial Mortgage Trust 2025-5C5

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001968416

Argentic Real Estate Finance 2 LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.
Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001931347

Greystone Commercial Mortgage Capital LLC

Central Index Key Number of the sponsor: 0000109380

Zions Bancorporation, N.A.

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

Central Index Key Number of the sponsor: 0001542256

Natixis Real Estate Capital LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-282099-05	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 11, 2025, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of July 11, 2025 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), BMO Capital Markets Corp. (“BMO Capital”), Citigroup Global Markets Inc. (“CGMI”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Natixis Securities Americas LLC (“Natixis Securities”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, BMO Capital, CGMI, UBS Securities, Academy, Drexel and Natixis Securities in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about July 30, 2025 (the “Closing Date”).

On July 11, 2025, the Registrant also entered into a certificate purchase agreement, dated as of July 11, 2025, with WFS, BMO Capital, CGMI, UBS Securities, Academy, Drexel, Natixis Securities and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the Wells Fargo Commercial Mortgage Trust 2025-5C5 Commercial Mortgage Pass-Through Certificates, Series 2025-5C5 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of July 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-two (32) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of July 11, 2025, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of July 11, 2025, between the Registrant and AREF2; certain of the Mortgage Loans will be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of July 11, 2025, between the Registrant and CREFI; certain of the Mortgage Loans will be acquired by the Registrant from UBS AG New York Branch (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of July 11, 2025, between the Registrant and UBS; certain of the Mortgage Loans will be acquired by the Registrant from Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of July 11, 2025, between the Registrant and BMO; certain of the Mortgage Loans will be acquired by the Registrant from Greystone Commercial Mortgage Capital LLC (“GCMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of July 11, 2025, between the Registrant, GCMC and Greystone Select Company II LLC; certain of the Mortgage Loans will be acquired by the Registrant from Zions Bancorporation, N.A. (“ZBNA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of July 11, 2025, between the Registrant and ZBNA; certain of the Mortgage Loans will be acquired by the Registrant from BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of July 11, 2025, between the Registrant, BSPRT and Franklin BSP Realty Trust, Inc.; and certain of the Mortgage Loans will be acquired by the Registrant from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of July 11, 2025, between the Registrant and NREC.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, having an aggregate initial certificate balance of $522,979,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR and Class R Certificates, having an aggregate initial certificate balance of $73,009,459 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Century Business Center	Exhibit 99.13	N/A
Gateway Industrial Center	Exhibit 99.14	N/A
322 Grand Concourse	Exhibit 99.15	N/A
The Wharf	Exhibit 99.16	Exhibit 99.10
The Roosevelt New Orleans	Exhibit 99.17	N/A(1)
Parkwyn Townhomes	Exhibit 99.18	N/A
347-363 Flushing Avenue	Exhibit 99.19	Exhibit 99.11
1499 Bedford Avenue	Exhibit 99.20	Exhibit 99.11
1535 Broadway	Exhibit 99.21	Exhibit 99.12
Shaw Park Plaza	Exhibit 99.22	Exhibit 99.11(2)

(1)	The Roosevelt New Orleans Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related Servicing Shift Lead Note, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The Shaw Park Plaza Whole Loan will be serviced under the pooling and servicing agreement for the BMO 2025-5C11 securitization trust until the securitization of the related controlling companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated July 14, 2025 and filed with the Securities and Exchange Commission on July 15, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of July 11, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 14, 2025.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between UBS AG New York Branch and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Bank of Montreal and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Greystone Commercial Mortgage Capital LLC, Greystone Select Company II LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.7	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Zions Bancorporation, N.A. and Wells Fargo Commercial Mortgage Securities, Inc.
99.8	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between BSPRT CMBS Finance, LLC, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.9	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Natixis Real Estate Capital LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.10	Trust and Servicing Agreement, dated as of June 26, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the WHARF 2025-DC Commercial Mortgage Trust 2025-DC, Commercial Mortgage Pass-Through Certificates, Series 2025-DC.

99.11	Pooling and Servicing Agreement, dated as of June 1, 2025, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuance of the BMO 2025-5C11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-5C11.
99.12	Trust and Servicing Agreement, dated as of April 24, 2025, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor, relating to the BWAY Trust 2025-1535, Commercial Mortgage Pass-Through Cerificates, Series 2025-1535.
99.13	Agreement Between Note Holders, dated as of July 15, 2025, by and between UBS AG, as note A-1 holder and note A-2 holder, relating to the Century Business Center Whole Loan.
99.14	Co-Lender Agreement, dated as of July 9, 2025, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and AREF 2 WH WF LLC, as initial note A-4 holder, initial note A-5-1 holder, initial note A-5-2 holder, initial note A-5-3-1 holder and initial note A-5-3-2 holder, relating to the Gateway Industrial Center Whole Loan.
99.15	Co-Lender Agreement, dated as of July 2, 2025, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder and initial note A-4 holder, and Greystone CMC I LLC, as initial note A-3 holder, relating to the 322 Grand Concourse Whole Loan.
99.16	Amended and Restated Co-Lender Agreement, entered into June 26, 2025 and dated as of June 18, 2025, by and among Wells Fargo Bank, National Association, as note A-1-1 holder, note A-2-1 holder, note A-3-1 holder, note A-4-1 holder, note A-5-1-1 holder, note A-5-1-2 holder and note B-1-1 holder, Goldman Sachs Bank USA, as note A-1-2 holder, note A-2-2 holder, note A-3-2 holder and note B-1-2 holder, and Morgan Stanley Bank, N.A., as note A-1-3 holder, note A-2-3 holder, note A-3-3 holder, note A-4-2 holder, note A-5-2 holder and note B-1-3 holder, relating to The Wharf Whole Loan.
99.17	Agreement Between Note Holders, dated as of June 30, 2025, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and Wells Fargo Bank, National Association, as initial note A-5-1 holder and initial note A-5-2 holder, relating to The Roosevelt New Orleans Whole Loan.
99.18	Co-Lender Agreement, dated as of April 29, 2025, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1 holder, and KeyBank National Association, as initial note A-2 holder, relating to the Parkwyn Townhomes Whole Loan.
99.19	Agreement Between Noteholders, dated as of April 24, 2025, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Bank of Montreal, as initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, relating to the 347-363 Flushing Avenue Whole Loan.
99.20	Co-Lender Agreement, dated as of May 30, 2025, by and between Bank of Montreal, as initial note A-1 holder, and Bank of Montreal, as initial note A-2 holder, relating to the 1499 Bedford Avenue Whole Loan.

99.21	Co-Lender Agreement, dated as of April 14, 2025, by and among Goldman Sachs Bank USA, as initial note A-1-S1 holder, initial note A-1-C1 holder, initial note A-1-C2 holder and initial note B-1 holder, Bank of America, National Association, as initial note A-2-S1 holder, initial note A-2-C1 holder, initial note A-2-C2 holder and initial note B-2 holder, and Bank of Montreal, as initial note A-3-S1 holder, initial note A-3-C1 holder, initial note A-3-C2 holder and initial note B-3 holder, relating to the 1535 Broadway Whole Loan.
99.22	Agreement Between Note Holders, dated as of May 5, 2025, by and between 3650 Capital SCF LOE I, LLC, as initial note A-1 holder, and Bank of Montreal, as initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, relating to the Shaw Park Plaza Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Lee Green
		Name:	Lee Green
		Title:	Managing Director
Dated: July 15, 2025

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of July 11, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., UBS Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC, Natixis Securities Americas LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of July 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 14, 2025.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Argentic Real Estate Finance 2 LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Citi Real Estate Funding Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between UBS AG New York Branch and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Bank of Montreal and Wells Fargo Commercial Mortgage Securities, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Greystone Commercial Mortgage Capital LLC, Greystone Select Company II LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.7	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Zions Bancorporation, N.A. and Wells Fargo Commercial Mortgage Securities, Inc.
99.8	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between BSPRT CMBS Finance, LLC, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc.
99.9	Mortgage Loan Purchase Agreement, dated and effective as of July 11, 2025, between Natixis Real Estate Capital LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.10	Trust and Servicing Agreement, dated as of June 26, 2025, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to the WHARF 2025-DC Commercial Mortgage Trust 2025-DC, Commercial Mortgage Pass-Through Certificates, Series 2025-DC.

99.11	Pooling and Servicing Agreement, dated as of June 1, 2025, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, relating to the issuance of the BMO 2025-5C11 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-5C11.
99.12	Trust and Servicing Agreement, dated as of April 24, 2025, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor, relating to the BWAY Trust 2025-1535, Commercial Mortgage Pass-Through Cerificates, Series 2025-1535.
99.13	Agreement Between Note Holders, dated as of July 15, 2025, by and between UBS AG, as note A-1 holder and note A-2 holder, relating to the Century Business Center Whole Loan.
99.14	Co-Lender Agreement, dated as of July 9, 2025, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and AREF 2 WH WF LLC, as initial note A-4 holder, initial note A-5-1 holder, initial note A-5-2 holder, initial note A-5-3-1 holder and initial note A-5-3-2 holder, relating to the Gateway Industrial Center Whole Loan.
99.15	Co-Lender Agreement, dated as of July 2, 2025, by and between Bank of Montreal, as initial note A-1 holder, initial note A-2 holder and initial note A-4 holder, and Greystone CMC I LLC, as initial note A-3 holder, relating to the 322 Grand Concourse Whole Loan.
99.16	Amended and Restated Co-Lender Agreement, entered into June 26, 2025 and dated as of June 18, 2025, by and among Wells Fargo Bank, National Association, as note A-1-1 holder, note A-2-1 holder, note A-3-1 holder, note A-4-1 holder, note A-5-1-1 holder, note A-5-1-2 holder and note B-1-1 holder, Goldman Sachs Bank USA, as note A-1-2 holder, note A-2-2 holder, note A-3-2 holder and note B-1-2 holder, and Morgan Stanley Bank, N.A., as note A-1-3 holder, note A-2-3 holder, note A-3-3 holder, note A-4-2 holder, note A-5-2 holder and note B-1-3 holder, relating to The Wharf Whole Loan.
99.17	Agreement Between Note Holders, dated as of June 30, 2025, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and Wells Fargo Bank, National Association, as initial note A-5-1 holder and initial note A-5-2 holder, relating to The Roosevelt New Orleans Whole Loan.
99.18	Co-Lender Agreement, dated as of April 29, 2025, by and between Argentic Real Estate Finance 2 LLC, as initial note A-1 holder, and KeyBank National Association, as initial note A-2 holder, relating to the Parkwyn Townhomes Whole Loan.
99.19	Agreement Between Noteholders, dated as of April 24, 2025, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Bank of Montreal, as initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, relating to the 347-363 Flushing Avenue Whole Loan.
99.20	Co-Lender Agreement, dated as of May 30, 2025, by and between Bank of Montreal, as initial note A-1 holder, and Bank of Montreal, as initial note A-2 holder, relating to the 1499 Bedford Avenue Whole Loan.

99.21	Co-Lender Agreement, dated as of April 14, 2025, by and among Goldman Sachs Bank USA, as initial note A-1-S1 holder, initial note A-1-C1 holder, initial note A-1-C2 holder and initial note B-1 holder, Bank of America, National Association, as initial note A-2-S1 holder, initial note A-2-C1 holder, initial note A-2-C2 holder and initial note B-2 holder, and Bank of Montreal, as initial note A-3-S1 holder, initial note A-3-C1 holder, initial note A-3-C2 holder and initial note B-3 holder, relating to the 1535 Broadway Whole Loan.
99.22	Agreement Between Note Holders, dated as of May 5, 2025, by and between 3650 Capital SCF LOE I, LLC, as initial note A-1 holder, and Bank of Montreal, as initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, relating to the Shaw Park Plaza Whole Loan.